UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  December 5, 2006



                           ALP LIQUIDATING TRUST
           -----------------------------------------------------
          (Exact name of Registrant as specified in its charter)



                        Commission file no. 0-16976


                                 Delaware
               (State or other jurisdiction of organization)


                                36-6044597
                     (IRS Employer Identification No.)


                 900 N. Michigan Ave., Chicago, IL  60611
                 (Address of principal executive offices)


      Registrant's telephone number, including area code 312/915-1987



                                    N/A
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))







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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On December 5, 2006 ALP Liquidating Trust was notified that a majority of the partners of Altschuler, Melvoin and Glasser LLP (AM&G) had become partners of McGladrey & Pullen, LLP and, as a consequence, that AM&G was compelled to resign and would no longer be the auditor for the Trust. McGladrey & Pullen, LLP was appointed as the Trust's new auditor. The Director of Arvida Company, the Administrator of the Trust, approved the decision to change independent registered public accounting firms.

      There were: (1) no disagreements between the Trust and AM&G on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

      The Trust has provided AM&G a copy of the disclosures in this Form 8-K and has requested that AM&G furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AM&G agrees with the Trust's statements in this Item 4.01(a). A copy of the letter dated December 7, 2006 furnished by AM&G in response to that request is filed as
Exhibit 16.1 to this Form 8-K.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits.

            16.1 Letters from Altschuler, Melvoin and Glasser LLP dated December 5, 2006 and December 7, 2006.







































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                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ALP LIQUIDATING TRUST

                                    BY:   Arvida Company
                                          as Administrator



                                    By:   /s/ GAILEN J. HULL
                                          -----------------------
                                          Gailen J. Hull
                                          Vice President



Date:   December 7, 2006















































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                               EXHIBIT INDEX
                               -------------

Exhibit No.       Description
-----------       -----------

16.1 Letters from Altschuler, Melvoin and Glasser LLP dated December 5, 2006 and December 7, 2006






























































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